SUPPLEMENT DATED MAY 31, 2011
TO THE PROSPECTUS OF MATTHEWS ASIA FUNDS
DATED APRIL 29, 2011 (AS SUPPLEMENTED)

For all existing and prospective Institutional Class shareholders of:

Matthews Asian Growth and Income Fund (MICSX)
Matthews Asia Dividend Fund (MIPIX)
Matthews China Dividend Fund (MICDX)
Matthews Asia Growth Fund (MIAPX)
Matthews Pacific Tiger Fund (MIPTX)
Matthews China Fund (MICFX)
Mathews India Fund (MIDNX)
Matthews Japan Fund (MIJFX)
Matthews Korea Fund (MIKOX)
(collectively, the “Funds”)

The end of the back cover of the prospectus should instead state the following (new text underlined):

Distributed in the United States by BNY Mellon Distributors Inc.
Distributed in Latin America by HMC Partners

Please retain this Supplement with your records.